STOCK PURCHASE AGREEMENT


     This agreement is made between Tensleep.com, Inc, a Colorado corporation having its principal executive office at 78153 Calle Norte, La Quinta, CA 92253, hereinafter called "Tensleep", James Wang and Lei Li, husband and wife, hereinafter called the "Shareholder", and Master Financial Group, Inc., having its principal executive offices at 400 Mary Lane, St. Paul, MN 55119, hereinafter called "Master Financial".:

                               RECITALS

     A. The Shareholder is the owner of record of all of the outstanding shares of the common stock of Master Financial Group, Inc., a Minnesota corporation, hereinafter called "Master Financial". Master Financial is doing business as AnalystGroup.com.

     B. Tensleep desires to purchase, and the shareholder desires to sell all of the issued and outstanding shares of common stock of Master Financial.

                            CONSIDERATION

     In consideration of the above premises, for the consideration , and subject to the terms and conditions hereinafter set forth, the parties agree as follows:

                         TERMS AND CONDITIONS

Section One. Exchange of Stock.

     Prior to the closing date, as hereinafter fixed, the Shareholder shall deliver in escrow certificates representing all of the outstanding shares of the common stock of Master Financial, duly indorsed. In exchange therefor, Tensleep shall deliver to escrow prior to the closing, one certificate representing one hundred thousand shares of Tensleep common stock, one certificate representing four hundred thousand shares of Tensleep common stock and one certificate representing two hundred thousand shares of Tensleep common stock. On the Closing date the shareholder shall receive the certificates representing one hundred and four hundred thousand shares of Tensleep common stock, and Tensleep shall receive the certificates representing all of the issued and outstanding shares of Master Financial common stock. The certificate for two hundred thousand shares of Tensleep common stock will be distributed from escrow to Shareholder as hereinafter provided. The certificate representing one hundred thousand shares of Tensleep common stock shall represent shares that are free trading or non-restricted. The balance of the Tensleep shares shall be restricted pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Act").

Section Two.  Conditioned Payout.

     On the first anniversary of the Closing Date Shareholder, provided the net profits of the Master Financial, during that first anniversary year are equal to or greater than $1,000,000 shall receive the certificate representing two hundred thousand shares of Tensleep's common stock. In the event the Master Financial's net profits do not equal $500,000 then the 200,000 shares will be returned to Tensleep, canceled and be included in Tensleep's authorized but unissued shares. If the Master Financial's net profits are greater than $500,000 and less than $1,000,000 for the first anniversary year, Shareholder will receive a proportion of the remaining 200,000 shares equal to the result of multiplying 200,000 by the ratio determined by dividing $500,000 by an amount equal to the net profits for the first anniversary year less $500,000.

Section Three.  Closing.

     The closing of the exchange shall take place on or before April 30, 2000, at 12:00 o'clock p.m., at the escrow holder, subject to change by mutual agreement of the parties.

Section Four.  Warranties and Covenants of Shareholder.

     The Shareholder represents, warrants, and covenants as follows:

     (a) The Shareholder is the owner of record of 1,000,000 fully paid and non-assessable shares of Master Financial common stock.

     (b) As of the date hereof Master Financial is duly authorized to issue 100,000,000 common shares, of which 1,000,000 shares are issued and outstanding. No options are currently outstanding for the purchase of any shares of Tensleep.

     (c) Master Financial is duly incorporated and authorized to do business under the laws of the State of Minnesota.

     (d) Master Financial has the power and authority to carry on its business as currently conducted, and holds, or is duly licensed under all patents, trademarks, trade names, the operation of its business as currently conducted, free and clear of all liens, encumbrances, and claims of any kind whatsoever.

     (e) The balance sheets and income statements of Master Financial dated March 31, 2000, attached hereto as Exhibit A and made a part hereof, fully and accurately reflect respectively the financial condition of the corporation

     (f) No transactions, have been engaged in by Master Financial from March 31, 2000 to the date hereof, and there has been no material adverse change in the financial or operating condition of Master Financial since March 31, 2000.

     (g) As of the date hereof Master Financial is not, and as of the closing date, Master Financial will not be, in default under any contract or agreement, or under the order or decree of any court. To the knowledge of the shareholder there is no actions or proceedings pending or threatened against Master Financial as of the date hereof, and neither the execution and delivery of this agreement nor the consummation of the transaction herein contemplated will conflict with, result in the breach of, or accelerate the performance required by any contract or agreement to which Master Financial or the shareholder is now a party.

     (h) There are no dividends declared and unpaid on any of the common shares of Master Financial.

     (i) Master Financial is not a party to any contract or agreement, and is not subject to any other restriction, materially and adversely affecting its business, property, or assets.

     (j) Attached hereto as Exhibit B, and made a part hereof is a complete list of the assets and properties of Master Financial as of March 31, 2000. Except as otherwise stated in footnotes to Exhibit B, Master Financial is in good condition and repair and conforms to all applicable zoning, building, safety, and other regulations.

     (k) Attached hereto as Exhibit C, and made a part hereof, is an accurate list of all insurance policies in effect with respect to the business and property of Master Financial as of the date hereof. Such insurance, or comparable coverage shall be kept in effect until the closing date.

     (l) Attached hereto as Exhibit D and made a part hereof is an accurate list of every lease to which Master Financial is a party, together with the terms of each such lease.

     (m) Attached hereto as Exhibit E and made a part hereof is an accurate list of accounts and notes receivable by Master Financial as of the date hereof. If any accounts or notes receivable listed therein or acquired by Master Financial before the closing date are not fully paid when due, the Shareholder shall pay them in full on written notice by Tensleep of any default, provided that the liability of the Shareholder hereunder shall be limited to the amount exceeding the reserve for bad debts shown on the balance sheet of Master Financial set forth in Exhibit A.

Section Five. Interim Operations; Additional Covenants of Shareholder.

     The Shareholder represents, warrants, and covenants that Master Financial will not enter into any transactions, prior to the closing date, other than in the ordinary course of business, and that the Shareholder will take such action as is necessary to insure that Master Financial will not enter into any such transactions, and in particular will not, without the prior written consent of Tensleep:

     (a) Create or incur any indebtedness other than unsecured current liabilities incurred in the ordinary course of business;

     (b) Grant or permit to arise any mortgage, deed of trust, security interest, lien, or encumbrance of any kind;

     (c) Sell or otherwise dispose of any of its assets other than merchandise inventories sold in the ordinary course of business;

     (d) Declare or pay any dividends, or repurchase or redeem any of its shares, or establish a sinking fund or other reserve for such purpose;

     (e) Issue, sell or grant options for the sale of any of its shares, whether or not previously authorized or issued;

     (f) Expend any funds for capital additions or improvements other than ordinary expenditures for maintenance, repairs, and replacements;

     (g) Acquire an interest in any other business enterprise, whether for cash or in exchange for stock or other securities of Master Financial;

     (h) Increase the compensation paid to any of its officers or directors above the level paid on the date hereof as set forth in Exhibit E or agree to pay to any of its officers or employees any bonus, severance pay, or pension, whether under an existing compensation or deferred compensation plan, or otherwise.

Section Six.  Covenants of Acquiring Corporation as to Stock.

     Tensleep hereby represents, covenants, and warrants as follows:

     (a) As of the date of this agreement Tensleep is authorized to issue, in the aggregate, 50,000,000 shares of common stock, without par value, of which approximately 7,500,000 shares are issued and outstanding;

     (b) Between the date of this agreement and the closing date, Tensleep will not, without the prior written consent of the shareholders, recapitalize, reclassify, or increase its presently authorized common stock (or issue additional shares thereof).

Section Seven.  Indemnification.

     The Shareholder agrees to indemnify Tensleep against any and all loss, damage, cost, and expense exceeding Ten Thousand Dollars ($10,000.00) that Tensleep may sustain as a result of any inaccurate representation or the breach of any warranty or covenant made by the Shareholder herein. In the event it is determined, as hereinafter provided, that Tensleep is entitled to indemnification hereunder, indemnification shall firs be effected by redelivery to Tensleep of shares of common stock of Tensleep held in escrow as hereinafter provided, such shares to be valued as follows: Five Dollars per share. To the extent that the escrow fund is insufficient to effect indemnification, the Shareholder shall be liable to indemnify Tensleep, but only to a proportion of the sum owning equal to the proportion of the total number of shares of Tensleep received by him hereunder.

Section Eight.  Escrow.

     Prior to the closing date, the Shareholder shall deliver to an escrow agent, to be agreed upon by the parties, hereinafter called escrow agent 1,000,000 shares of Master Financial duly indorsed. Said shares representing all the issued and outstanding shares of Master Financial. Tensleep shall deliver to the escrow agent 700,000 shares of its common stock as described in Section One of this agreement. The escrow shall be subject to the following terms and conditions:

     (a) On the Closing Date, the escrow agent shall deliver the shares of Tensleep and Master Financial's common stock as set forth and provided in Section One and Two of this agreement.

     (b) All fees and expenses of the escrow agent shall be borne equally by the parties.

     (c) Additional shares received by the Shareholder with respect to shares held in escrow, as a result of stock dividends and stock splits shall be delivered to the escrow agent and shall be subject to the terms of this agreement.

     (d) The escrow agent shall hold the undistributed shares deposited hereunder until May 1, 2001, whereupon he shall release to the Shareholder the balance of shares remaining in escrow after adjustment as set forth in Section Two of this agreement and payment to Tensleep of all of its indemnity claims, approved as hereinafter provided, except that in the event a claim that may result in indemnification hereunder remains undetermined as of April 30, 2001, as adequate number of shares shall be retained in escrow to provide for payment of such claim.

     (e) In the event of any claim by Tensleep for indemnification hereunder, Tensleep shall give written notice to the Shareholder thereof, and the parties shall attempt to reach agreement in respect thereto. If the parties fail to reach agreement within ten days after notice of a claim has been given, the issue shall be submitted to arbitration in accordance with the rules and requirements of the American Arbitration Association then obtaining. The decision of the arbitrator shall be final and binding on all parties, and appropriate instructions in conformity therewith shall immediately be given by the arbitrator to the escrow agent, who is authorized and directed to rely on such instructions.

     (f) The Shareholder shall have the right, at his own expense, to be represented by counsel of his own choice in connection with the defense of any claim which may be brought against Master Financial in respect to which Tensleep may be entitled to indemnification under this agreement. In the event of any such claim, Tensleep shall give prompt written notice thereof to the Shareholder. If, after having received such notice, the Shareholder elects not to participate in the defense of such claim, they shall be bound by the result obtained by Tensleep in defense thereof.

Section Nine.  Conditions Precedent to Obligations of Acquiring Corporation.

     The obligations of Tensleep hereunder are subject to the following conditions:

     (a) There shall be tendered for exchange by the Shareholder at the closing, certificates representing all of the issued and outstanding shares of the common stock of Master Financial in form approved by counsel for Tensleep.

     (b) The representations of the Shareholder contained herein shall be true as of the closing date, and the Shareholder shall execute and deliver to Tensleep, a certificate to that effect in form and substance satisfactory to counsel for Tensleep.

     (c) All directors and officers of Master Financial requested by Tensleep in writing to do so at least 10 days prior to the closing date shall have tendered their resignations effective as of the closing date.

     (d) Neither the inventories or operating assets of Master Financial shall have been substantially damaged or destroyed.

Section Ten. Condition Precedent to Obligation of Shareholders; Nontaxability of Exchange.

     The obligation of the Shareholder hereunder to deliver to Tensleep his shares of the common stock of Master Financial is subject to the condition that the Tensleep Board of Directors approve this transaction and that the exchange of the shares of Master Financial common stock for shares of Tensleep common stock under the terms of this agreement can qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code.

Section Eleven.  Investment Intent.

     The Shareholder represents that the shares of common stock of Tensleep being acquired by him under this agreement are being acquired for investment purposes only, and not with a view to reselling the same or dividing participation therein with others. Shareholder represents that he has no present intent to resell or otherwise dispose of all or any part of such shares. That such shares will not be sold unless registered pursuant to the Securities Act of 1933, as amended, or exempt therefrom.

Section Twelve.  Access to Records.

     Tensleep, and its counsel, accountants, engineers, and other representatives shall have the right at all times during ordinary business hours to inspect all of the properties, books, and records of Master Financial, and Shareholder shall cooperate with and furnish to Tensleep and its representatives, all such information and documents with respect to their affairs of Master Financial as Tensleep or its representatives may reasonably request.

Section Thirteen.  Notices.

     All notices required or permitted to be given hereunder shall be deemed duly given which delivered personally or sent by registered or certified mail, postage prepaid, properly addressed to the party to receive such notice, at the addresses specified above.

Section Fourteen.  Entire Agreement.

     This agreement constitutes the entire agreement between the parties; there are no agreements, warranties, or representations, express or implied, except those expressly set forth herein. All agreements, representations, and warranties contained in this agreement shall apply as of the closing date and shall survive the closing of this agreement.

Section Fifteen.  Modification.

     This agreement may not be amended or modified, except by written agreement of the parties.

Section Sixteen.  Binding Effect.

     This agreement shall bind and inure to the benefit of the parties and their heirs, legal representatives, successors, and assigns.

Section Seventeen.  Governing Law.

     This agreement shall be construed under and governed by the laws of the State of Colorado.

Section Eighteen.  Signature in Counterparts.

     The parties may execute separate copies of this agreement as original counterparts and be bound thereby as though each had executed the same document in the presents of each other.

     In witness where of the parties have executed this agreement this 29th_ day of March, 2000.

Tensleep.com, Inc.



By: __/s/ Ronald S. Tucker
      Ronald S. Tucker, Pres.



Master Financial Group, Inc.




By:   /s/ James Wang
     James Wang, Pres.




      /s/ James Wang
     James Wang




      /s/ Lei Li
     Lei Li


                             EXHIBIT - A

                     MASTER FINANCIAL GROUP, INC.
                         Balance Sheet as of
                            March 31, 2000


ASSETS

   Current Assets:
     Cash                                             $   143,091.11
      Marketable Securities*                               65.000.00
      Prepaid Items                                           558.70
                                                      --------------
          TOTAL CURRENT ASSETS                            208,649.81


   Property and Equipment                                  18,100.00

   Other Assets:
      Intangible Assets**                               2,000,000.00
                                                      --------------
          TOTAL ASSETS                                $ 2,226,749.81
                                                      ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

   Liabilities:
      Accounts payable                                $     2,500.00
                                                      --------------
          TOTAL LIABILITIES                                 2,500.00

   Stockholder's Equity                                 2,224,249.81
                                                      --------------
          TOTAL LIABILITIES AND STOCKHOLDERS EQUITY   $ 2,226,749.81
                                                      ==============


* Note: 500 free trading shares of Professional Transportation Group Inc. common stock and 20,000 144-restricted shares of APEX Pharmaceuticals Inc. common stock.

** Note: Intangible assets = Excess annual earnings/return in investment = $300,000/15%= $2,000,000. Excess annual earnings are estimated as an extra gain from our investment portfolio. 15% is an average return in investment in the industry.

                     MASTER FINANCIAL GROUP, INC.
                          Income Statement
                    (Quarter Ended March 31, 2000)



          Revenues:                             $ 216,780.53
               Costs of Goods Sold:                 9,750.00
                                                ------------
               Gross Profit:                      207,030.53
                 Expense                              880.72
                                                ------------
               Net Profit before tax:           $ 206,149.81
                                                ============




                              EXHIBIT B

                    LIST OF ASSETS AND PROPERTIES


Cash
5,000 Shares of Professional Transportation Group, Inc.
20,000 Shares of APEX Pharmaceuticals, Inc.
Equipment - Computers, etc.








                              EXHIBIT C


                          INSURANCE POLICIES


NONE





                              EXHIBIT D


                                LEASES


NONE







                              EXHIBIT E


               ACCOUNTS RECEIVABLE OR NOTES RECEIVABLE



NONE